UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charters)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 hereof is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 25, 2004, our wholly-owned subsidiary, Enterprise Products Operating L.P (the “Operating Partnership”), entered into a Multi-Year Revolving Credit Agreement (the “Credit Agreement”) with Wachovia Bank, National Association, as Administrative Agent and the other lenders named therein. The Operating Partnership’s borrowings under the Credit Agreement are unsecured general obligations that are non-recourse to our general partner. We have guaranteed repayment of amounts due under the Credit Agreement through an unsecured guarantee. A copy of the Credit Agreement was filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the Commission on August 30, 2004.

On October 5, 2005, the Operating Partnership executed an amendment to the Credit Agreement (the “Amendment”) that increased the initial aggregate commitments of the lenders (i.e., the Operating Partnership’s initial borrowing capacity) under the Credit Agreement from $750,000,000 to $1,250,000,000. The Amendment also increased the maximum aggregate commitments of the lenders from $1,000,000,000 to $1,400,000,000, which commitments may be increased up to such maximum amounts upon request by the Operating Partnership and upon approval by the Administrative Agent and the satisfaction of certain conditions.

Pursuant to the terms of the Credit Agreement, variable interest rates charged under this facility for each borrowing generally bear interest at either, at our election, of (1) the greater of (a) the Prime Rate or (b) the Federal Funds Effective Rate plus ½% or (2) a Eurodollar rate plus an applicable margin or (3) a Competitive Bid Rate.

Based upon the Operating Partnership’s current debt ratings, the Amendment reduced the sum of the applicable margin for the Eurodollar Rate and facility fee by approximately 0.375% as long as no more than 50% of the total commitments of the lenders are outstanding under the Credit Agreement, which margin shall be increased by 0.1% if the total principal amount outstanding under the Credit Agreement exceeds 50% of the total commitments of the lenders.

The Amendment extended the maturity date of the Credit Agreement from September 30, 2009 to October 5, 2010. The Amendment also provides that the Operating Partnership may make up to two requests for a one-year extension of the maturity date, and any such extension shall be effective if it is consented to by lenders having over 50% of the commitments under the Credit Agreement and certain other conditions are satisfied.

The Amendment removed the $100,000,000 limit on letters of credit that was originally included in the Credit Agreement. The total outstanding principal amount of loans and letters of credit may not exceed the total commitments of the lenders thereunder.

The Amendment deleted the representation by the Operating Partnership as to the existence of no material adverse change from that in effect on December 31, 2003, in the financial condition or results of operations of the Operating Partnership and its consolidated subsidiaries taken as a whole, as indicated in its most recent quarterly or annual financial statements, except as otherwise disclosed in its filings with the SEC prior to August 25, 2004. This representation is no longer required to be made by the Operating Partnership at the time of each borrowing under the Credit Agreement.

The Amendment added an exception to the prohibited Restricted Payments (as defined in the Credit Agreement) that allows payments to officers, directors and employees with respect to their exercise of options, warrants or other rights to acquire equity interests in us pursuant to our employee compensation plans or agreements.

The Amendment enhanced the existing provisions in the Credit Agreement that evidence the separateness of us and our general partner from each other and from other persons and entities. The Amendment made a few other changes to the Credit Agreement, all of which in the aggregate are immaterial.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

4.1

Multi-Year Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiBank, N.A. and JPMorgan Chase Bank, as Co-Syndication Agents, and Mizuho Corporate Bank, Ltd., SunTrust Bank and The Bank of Nova Scotia, as Co-Documentation Agents (incorporated by reference to Exhibit 4.1 to Form 8-K filed on August 30, 2004).

4.2

Guaranty Agreement dated as of August 25, 2004, by Enterprise Products Partners L.P. in favor of Wachovia Bank, National Association, as Administrative Agent for the several lenders that are or become parties to the Credit Agreement included as Exhibit 4.1, above (incorporated by reference to Exhibit 4.2 to Form 8-K filed on August 30, 2004).

4.3*

First Amendment dated October 5, 2005, to Multi-Year Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiBank, N.A. and JPMorgan Chase Bank, as Co-

Syndication Agents, and Mizuho Corporate Bank, Ltd., SunTrust Bank and The Bank of Nova Scotia, as Co-Documentation Agents.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC,

its General Partner

Date: October 7, 2005	By:	/s/ Michael J. Knesek
Name: Michael J. Knesek
Title: Senior Vice President, Controller and Principal

Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit

Number	Exhibit Description

4.1

Multi-Year Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiBank, N.A. and JPMorgan Chase Bank, as Co-Syndication Agents, and Mizuho Corporate Bank, Ltd., SunTrust Bank and The Bank of Nova Scotia, as Co-Documentation Agents (incorporated by reference to Exhibit 4.1 to Form 8-K filed on August 30, 2004).

4.2

Guaranty Agreement dated as of August 25, 2004, by Enterprise Products Partners L.P. in favor of Wachovia Bank, National Association, as Administrative Agent for the several lenders that are or become parties to the Credit Agreement included as Exhibit 4.1, above (incorporated by reference to Exhibit 4.2 to Form 8-K filed on August 30, 2004).

4.3*

First Amendment dated October 5, 2005, to Multi-Year Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiBank, N.A. and JPMorgan Chase Bank, as Co-Syndication Agents, and Mizuho Corporate Bank, Ltd., SunTrust Bank and The Bank of Nova Scotia, as Co-Documentation Agents.

* Filed herewith